EQ ADVISORS TRUSTSM

EQ/Fidelity Institutional AM® Large Cap Portfolio

SUPPLEMENT DATED AUGUST 2, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

John Mirshekari of FIAM LLC no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the EQ/Fidelity Institutional AM® Large Cap Portfolio. All references to John Mirshekari in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

The section of the Summary Prospectus and Prospectus entitled “EQ/Fidelity Institutional AM® Large Cap Portfolio” — WHO MANAGES THE PORTFOLIO — Sub-Adviser: FIAM LLC (“FIAM” or the “Sub-Adviser”) is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Priyanshu Bakshi, CFA®	Co-Manager (information technology sector) of FIAM	August 2022
Chad Colman	Co-Manager (industrials sector) of FIAM	August 2022

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — FIAM LLC” is amended to include the following information:

FIAM has entered into a sub-advisory agreement, whereby FIAM may delegate certain of its investment advisory services to Fidelity Management & Research (Hong Kong) Limited (“FMR Hong Kong”), an affiliate investment adviser located at Floor 19, 41 Connaught Road Central, Hong Kong.

Priyanshu Bakshi, CFA® is a member of FMR’s Stock Selector Large Cap Group (information technology sector). Since joining FMR Hong Kong in 2015, Mr. Bakshi has worked as a portfolio manager and sector leader.

Chad Colman is a member of FMR’s Stock Selector Large Cap Group (industrials sector). Since joining Fidelity Investments in 2009, Mr. Colman has worked as a research analyst, portfolio manager, and global sector leader.

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — FIAM LLC” is amended to include the following information:

FIAM LLC (“FIAM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the
number of other accounts of the Sub-Adviser managed by
the portfolio manager and the total assets of the accounts
	managed within each category as of May 31, 2022						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Fidelity Institutional AM® Large Cap Portfolio
Priyanshu Bakshi	9	$75,952	3	$1,458	0	N/A	0	N/A	0	N/A	0	N/A
Chad Colman	5	$4,672	13	$2,179	3	$193	1	$461	0	N/A	0	N/A

Ownership of Shares of the Portfolio as of May 31, 2022

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Fidelity Institutional AM® Large Cap Portfolio
Priyanshu Bakshi	X
Chad Colman	X